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                                                                   Exhibit 10.26

                               ACCESSION AGREEMENT

         THIS ACCESSION AGREEMENT (the "Accession Agreement") is entered into as of July 13, 1998 by the holders (each a "Stockholder" and, collectively, "Stockholders") of the common shares of METRON TECHNOLOGY B.V., a Netherlands corporation ("Metron"), issued pursuant to that certain Agreement and Plan of Merger and Reorganization ("Merger Agreement"), dated as of June 12, 1998, by and among Metron, Metron Acquisition Sub, Inc., a Nevada corporation ("Merger Sub"), T.A. Kyser, a Nevada corporation ("Kyser"), and the stockholders of Kyser who joined in the execution of the Merger Agreement by executing a Joinder Agreement with respect thereto (the "Signing Stockholders"). The Stockholders are executing this Accession Agreement for the purpose of joining as Investors to that certain Investor Rights Agreement (the "Investor Rights Agreement"), dated as of July 6, 1995, by and among Metron and the "Investors" (as defined therein). Certain capitalized terms used in this Accession Agreement are defined in the Investor Rights Agreement.

                                    RECITALS

         A. Metron, Merger Sub, Kyser and the Signing Stockholders have entered into the Merger Agreement to effect a merger of Merger Sub with and into Kyser in accordance with the Merger Agreement (the "Merger"). Upon consummation of the Merger, Merger Sub will cease to exist, Kyser will become a wholly-owned subsidiary of Metron, and the Stockholders will be issued capital stock of Metron (the "Purchaser Capital Stock").

         B. The Merger Agreement requires Metron to grant to the Stockholders the rights set forth in the Investor Rights Agreement with respect to the shares of Purchaser Capital Stock issued in connection with the Merger.

         C. The Investors have approved this Accession Agreement pursuant to that certain Consent Agreement, dated as of July 13, 1998, in accordance with the terms of the Investor Rights Agreement.

         D. The Stockholders signing below intend to join the Investor Rights Agreement as Investors on the terms and conditions specified in this Accession Agreement and the Investor Rights Agreement.

         E. As of the date of this Accession Agreement, Metron has an authorized share capital of twenty three million five hundred thousand (23,500,000) common shares and one million five hundred thousand (1,500,000) preferred shares with a par value of NLG 0.96 per share each.

                                    AGREEMENT

         Stockholders, intending to be legally bound, agree as follows:

1. ACCESSION TO INVESTOR RIGHTS AGREEMENT. Upon the terms and subject to the conditions set forth in this Accession Agreement, effective as of the "Effective Time" (as defined in the Merger Agreement) each Stockholder agrees to join into and be bound by the terms of the Investor Rights


                                      1.
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         Agreement, joining such Investor Rights Agreement as an "Investor"
         (as defined in the Investor Rights Agreement). Each Stockholder further agrees that the shares of Purchaser Capital Stock issued to such Stockholder pursuant to the Merger shall be deemed "Shares" as defined in the Investor Rights Agreement (except that the Shares now have a par value of NLG 0.96 per share) and shall be subject to the rights and restrictions as set forth therein. Each Stockholder further agrees that "Registrable Securities" as defined in the Investor Rights Agreement shall include those shares of Purchaser Capital Stock issued to such Stockholder pursuant to the Merger.

2. NOTICES. Any notices to the Stockholders under this Accession Agreement or pursuant to Section 5.4 of the Investor Rights Agreement shall be sent to the address set forth below under such Stockholder's name (or to such other address or telecopier number as such party shall have specified in a written notice given to the other parties hereto and the other parties to the Investor Rights Agreement).

3. COUNTERPARTS. This Accession Agreement may be executed and delivered in counterparts and shall be effective with respect to any Stockholder as of the date of execution by such Stockholder.


                                       2.
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The parties hereto have caused this Accession Agreement to be executed and delivered and to be effective as of the date first written above.

                                          /s/ Gregory M. Claeys
                                          ----------------------------------
                                          Gregory M. Claeys

                                          Address:

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                                          No. of Shares:
                                                         -------------------

                                          /s/ Rebekah A. Claeys
                                          ----------------------------------
                                          Rebekah A. Claeys

                                          Address:

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                                          No. of Shares:
                                                         -------------------

                                          /s/ C. Garry Hendricks
                                          ----------------------------------
                                          C. Garry Hendricks

                                          Address:

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                                          No. of Kyser Shares: 42,500
                                                               -------------

                                          /s/ Boyd E. Hurst, Jr.
                                          ----------------------------------
                                          Boyd E. Hurst, Jr.

                                          Address:

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                                          No. of Shares:
                                                         -------------------

                                      3.
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                                          ----------------------------------
                                          Sam F. Soules

                                          Address:

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                                          ----------------------------------

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                                          No. of Shares:
                                                         -------------------

                                          /s/ Colin M. Henderson
                                          ----------------------------------

                                          Colin M. Henderson, as Trustee of
                                          the T.A. Kyser Company Employee Stock
                                          Ownership Trust (As Amended and
                                          Restated, Effective March 17, 1997)

                                          Address:

                                          ----------------------------------

                                          ----------------------------------

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                                          No. of Kyser Shares: 27,920,131
                                                               -------------


                                      4.